                    NATIONWIDE SELECT ADVISERS MID CAP FUND
                         SUPPLEMENT DATED MARCH 3, 1998
                      TO PROSPECTUS DATED OCTOBER 27, 1997

1. The following information supersedes the information contained in the second paragraph of the section of the Fund's prospectus entitled "Investment Management of the Fund--The Subadvisers--Pilgrim Baxter & Associates, Ltd."

2. Jeffrey A. Wrona manages mid cap growth portfolios, has additional equity research responsibilities for those portfolios and serves as a manager of the Fund. Mr. Wrona joined Pilgrim Baxter from Munder Capital Management, where he worked as a Senior Portfolio Manager for seven years. There, he co-founded Munder's Mid Cap Growth product and managed both mutual fund and separate account portfolios. His prior industry experience includes securities analysis at Drexel Burnham Lambert. He began his business career as a product design engineer with Ford Motor Company. Mr. Wrona received his BS in engineering and MBA from the University of Michigan, and is a Chartered Financial Analyst.

3. The address of Pilgrim Baxter has changed to 826 Duportail Road, Wayne, Pennsylvania 19087.


        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE